UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 1, 2015

BARRACUDA NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36162	83-0380411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3175 S. Winchester Blvd.

Campbell, California 95008

(Address of principal executive offices, including zip code)

(408) 342-5400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 1, 2015, Barracuda Networks, Inc. (the “Company”) issued a press release announcing that its Board of Directors approved a share repurchase program authorizing the repurchase of up to $50 million of the Company’s common stock. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information is intended to be furnished under Item 8.01 of Form 8-K, “Other Events” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Barracuda Networks, Inc., dated October 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRACUDA NETWORKS, INC.

By:	/s/ Diane Honda
Diane Honda
Vice President, General Counsel & Secretary

Date: October 1, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Barracuda Networks, Inc., dated October 1, 2015